SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):  August 23, 2016
First Connecticut Bancorp, Inc.
 (Exact name of registrant as specified in its charter)

Maryland	333-171913	45-1496206
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Farm Glen Boulevard, Farmington, Connecticut 06032
(860) 676-4600
(Address and Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 8.01	Other Events
Item 9.01	Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1	Press Release

Item 8.01	Other Events

First Connecticut Bancorp, Inc., parent company of Farmington Bank, announced today its Board of Directors has voted to pay a dividend in the amount of $0.08 per share on September 12, 2016 to all shareholders of record as of September 2, 2016.

A copy of the Press Release is included as Exhibit 99.1 to this current Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated August 23, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CONNECTICUT BANCORP, INC.
Registrant

August 23, 2016	By: /s/ John J. Patrick, Jr.
John J. Patrick, Jr.
Chairman, President and
and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated August 23, 2016.